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Exhibit 99.1

Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Brian K. Devine, state and attest that:

(1)
To the best of my knowledge, based upon a review of the covered reports of PETCO Animal Supplies, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)
I have reviewed the contents of this statement with the Company's audit committee.

(3)
In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

•
the 2001 Annual Report on Form 10-K of PETCO Animal Supplies, Inc.;

•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PETCO Animal Supplies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•
any amendments to any of the foregoing.
/s/ BRIAN K. DEVINE Brian K. Devine September 5, 2002
Subscribed and sworn to before me this 5th day of September 2002
/s/ ELEANOR BAUTISTA Notary Public
My commission expires: May 4, 2006

I, James M. Myers, state and attest that:

(1)
To the best of my knowledge, based upon a review of the covered reports of PETCO Animal Supplies, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)
I have reviewed the contents of this statement with the Company's audit committee.

(3)
In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

•
the 2001 Annual Report on Form 10-K of PETCO Animal Supplies, Inc.;

•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PETCO Animal Supplies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•
any amendments to any of the foregoing.
/s/ JAMES M. MYERS James M. Myers September 5, 2002
Subscribed and sworn to before me this 5th day of September 2002
/s/ ELEANOR BAUTISTA Notary Public
My commission expires: May 4, 2006

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Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings